UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2018

Wall Street Media Co, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-163439	26-4170100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 Front Street, Suite 300, Jupiter, FL 33477

(Address of principal executive offices and zip code)

(561) 708-6095 Ext 6095

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement to medications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.01. Change in Registrant’s Certifying Accountant

Previous Independent Registered Public Accounting Firm

On November 17, 2017,  Wall Street Media Co, Inc. (the “Company”) received notice from D. Brooks and Associates CPA’s, P.A. (“Brooks”) that Brooks intended to resign as the Company’s independent registered public accounting firm after the completion of the Company’s audit for the year ended September 30, 2017. On January 23, 2018, the Company received formal notice of Brooks’ resignation.

Brooks’ reports on the financial statements of the Company for the fiscal years ended September 30, 2017 and 2016, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except as set forth herein. Brooks’ reports on the Company’s financial statements for the fiscal years ended September 30, 2017 and 2016 contained an explanatory paragraph regarding the significant doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended September 30, 2017 and 2016 and through January 23, 2018, there were (i) no disagreements with Brooks on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Brooks, would have caused Brooks to make reference to the subject matter of such disagreements in connection with its audit reports on the Company’s financial statements for such periods, and (ii) no reportable events as that term is described in Item 304(a)(1)(v) of Regulation S-K.

In accordance with Item 304(a)(3) of Regulations S-K, the Company has provided Brooks with a copy of the disclosures contained herein, prior to its filing with the Securities and Exchange Commission (the “SEC”), and requested that Brooks furnish the Company with a letter addressed to the SEC stating whether or not it agreed with the statements herein and, if not, stating the respects in which it does not agree. A copy of the Brooks’ letter to the SEC is attached hereto as Exhibit 16.1.

New Independent Registered Public Accounting Firm

On January 23, 2018, the Company’s Board of Directors appointed Soles, Heyn & Company (“Soles”) as the Company’s new independent registered public accounting firm. During the Company’s two most recent fiscal years and through January 23, 2018, neither the Company nor anyone acting on the Company’s behalf consulted Soles with respect to any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

16.1	Letter from D. Brooks and Associates CPA’s, P.A. dated January 23, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WALL STREET MEDIA CO, INC.

Dated: January 26, 2018	/s/: Jeffrey A. Lubchansky
Jeffrey A. Lubchansky
Chief Executive Officer